Other Income (Loss), Net (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Income (Loss), Net
Realized gain on marketable securities	$ 31,891	$ 2,127,985
Unrealized gain (loss) on marketable securities		(1,722,700)	$ 850,402
Income (loss) from sales of properties held for sales	742	(17,430)	14,141
Foreign exchange gain (loss)	1,217,262	(431,686)	(815,656)
Others	246,497	252,706	251,169
Total	$ 1,496,392	$ 208,875	$ 300,056